SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): December 15, 2005


                           CAROLINA NATIONAL CORPORATION




Incorporated under the     Commission File No. 000-50257      I.R.S. Employer
laws of South Carolina                                        Identification No.
                                                                  571101005


                                 1350 Main Street

                          Columbia, South Carolina 29201

                             Telephone: 803-779-0411


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01   Entry into a Material Definitive Agreement.

On December 15, 2005 the registrant entered into an underwriting agreement with Scott & Stringfellow, Inc., in connection with a public offering of 1,000,000 shares of the common stock of registrant, to sell the stock to the underwriter at a price to the underwriter of $15,047,500 for sale to the public at $16.00 per share. The agreement also granted to the underwriter a thirty day option to purchase up to an additional 150,000 shares at $14.96 per share to cover overallotments. The agreement requires the registrant to indemnify the underwriter and its affiliates under certain circumstances. The agreement also contains other terms and conditions which are usually found in such agreements.





































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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   CAROLINA NATIONAL CORPORATION
                                   (Registrant)



Date:  December 20, 2005            By: /s/ Roger B. Whaley
                                    --------------------------------------------
                                    Roger B. Whaley
                                    President